Fortune Brands Innovations Announces Agreement to Sell Fiberon

DEERFIELD, Ill –October 15, 2026 -- Fortune Brands Innovations, Inc. (NYSE: FBIN) (“Fortune Brands” or the “Company”), an industry-leading home, security and digital products company, today announced it has executed a definitive agreement to sell its Fiberon composite decking business to a subsidiary of Inteplast Group Corporation.

The potential transaction is the result of a comprehensive sales process Fortune Brands initiated in connection with the strategic review of its Fiberon decking business. The decision to sell Fiberon underscores Fortune Brands' ongoing commitment to active portfolio management and capital allocation discipline and is intended to ensure the Company's resources are concentrated in its highest-return opportunities.

The closing of the transaction is subject to regulatory approval and is expected to occur within 60 days.

Jefferies LLC is serving as Fortune Brands’ exclusive financial advisor, and Sidley Austin LLP is serving as the Company’s legal advisor.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company. The Company makes innovative, reliable products that contribute to safety, enhance sustainability and provide luxury for residential and commercial customers. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, Sentry Safe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our pending sale of the Fiberon business and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” "on track" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) the possibility that the expected financial and operational impacts from the proposed transaction will not be realized, or will not be realized within the expected time period; (ii) the inability to obtain governmental approval of the proposed transaction on the proposed terms and schedule contemplated by the parties; (iii) the risk that costs incurred in connection with the proposed transaction will exceed Fortune Brands’ estimates or otherwise adversely affect Fortune Brands’ business or operations; (iv) the impact of the proposed transaction, or the announcement of the proposed transaction, on Fortune Brands’ businesses and commercial relationships and the risk that consummating the proposed transaction may be more difficult, time-consuming or costly than expected, including the impact on Fortune Brands’ resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties; (v) the possibility that the proposed transaction does not close, including, but not limited to, failure to satisfy the closing conditions; (vi) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (vii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (viii) the competitive nature of consumer and trade brand businesses, (ix) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (x) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (xi) risks associated with our recent leadership changes and our search process to identify additional permanent members of senior management, (xii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xiii) impairments in the carrying value of goodwill or other acquired intangible assets, and (xiv) potential liabilities and costs from claims and litigation. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Curt Worthington

Investor.Questions@fbin.com